UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2025

Legend Spices, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-271201	38-4247159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Kajaznuni Street, Apt. 70, Yerevan, Armenia	0070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +374 (99) 432000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

As of March 29, 2025, there has been a significant change in the control of Legend Spices, Inc. (the “Company”). Khachatur Mkrtchyan, the single largest shareholder, has resigned from his position as Chief Executive Officer. His resignation was not due to any disagreements with the Company regarding its operations, policies, or practices.

Mr. Mkrtchyan has entered into a transaction with Ms. Qihui Wang and a group of investors to acquire all his interests in the Company. This transaction is currently under processing and has not yet been completed. The Board of the Company has appointed Ms. Qihui Wang (age 46) as the new Chief Executive Officer, effective immediately on March 29, 2025.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of March 29, 2025, Khachactur Mkrtchyan, the Chairman, President, Chief Executive Officer, (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of Legend Spices, Inc. (the “Company”), is no longer holding the positions. Mr. Mkrtchyan’s decision to resign is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Board of the Company appointed Qihui Wang as the Chairman, President, Chief Executive Officer, (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer), effective March 29, 2025.

Background

Qihui Wang is a senior management professional with over 20 years of experience in financial and asset management, as well as human resources. Prior to her current role at Legend Spices, Ms. Wang held a senior management position at Shanghai Shida Catering Co., Ltd., where she oversaw key areas including sales, financial management, human resources, and asset management.

Ms. Wang holds a Bachelor's degree in Computer Science from Wuhan University of Technology and is widely recognized for her commitment to ethical business practices. She has earned accolades as a trailblazer in corporate social responsibility. Following her graduation, she began her career in company management, demonstrating a strong dedication to driving business success.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Legend Spices, Inc.)
Date: April 3, 2025
	By:	/s/ Qihui Wang
	Name:	Qihui Wang
	Title:	Chairman, President, Chief Executive Officer, (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

3